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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: December 12, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On December 12, 2005, the Company announced that the ATWOOD EAGLE, owned by its wholly owned subsidiary Atwood Oceanics Pacific Limited ("AOPL") and operated by an Australian subsidiary of AOPL, has been awarded a one (1) well contract by ENI Australia BV ("ENI") and a one (1) year extension on its current contract with Woodside Energy Ltd. ("Woodside") for their Australian operations. The one (1) well contract for ENI (estimated to take 40 days to complete) will commence immediately upon the rig completing all of its contract commitments (estimated June/July 2007) and provides for a dayrate of $360,000. The one (1) year contract extension for Woodside will commence immediately upon completion of the ENI contract and provides for a dayrate of $420,000. Prior to April 1, 2006, Woodside can elect (with Atwood's consent) to change the one (1) year extension to a two (2) year extension at a dayrate of $405,000 or to a three (3) year extension at a dayrate of $390,000.

     Upon completion of its current well for Woodside, the ATWOOD EAGLE has current commitments to drill three (3) additional wells for Woodside and nine
(9) firm wells plus five (5) option wells for BHP Billiton Petroleum. These commitments must be completed prior to commencing the one (1) well contract for ENI and the one (1) year extension for Woodside.

     A copy of the press release announcing the ATWOOD EAGLE contract extension is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated December 12, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATWOOD OCEANICS, INC.
                                          (Registrant)



                                          /s/ James M. Holland
                                          James M. Holland
                                          Senior Vice President

                                          DATE: December 12, 2005



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                    EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION


EX - 99.1        Press Release dated December 12, 2005




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                                                        EXHIBIT EX. - 99.1


Houston, Texas
12 December 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the ATWOOD EAGLE, owned by its wholly owned subsidiary Atwood Oceanics Pacific Limited ("AOPL") and operated by an Australian subsidiary of AOPL, has been awarded a one (1) well contract by ENI Australia BV ("ENI") and a one (1) year extension on its current contract with Woodside Energy Ltd. ("Woodside") for their Australian operations. The one
(1) well contract for ENI (estimated to take 40 days to complete) will commence immediately upon the rig completing all of its contract commitments (estimated June/July 2007) and provides for a dayrate of $360,000. The one (1) year contract extension for Woodside will commence immediately upon completion of the ENI contract and provides for a dayrate of $420,000. Prior to April 1, 2006, Woodside can elect (with Atwood's consent) to change the one (1) year extension to a two (2) year extension at a dayrate of $405,000 or to a three (3) year extension at a dayrate of $390,000.

     Upon completion of its current well for Woodside, the ATWOOD EAGLE has current commitments to drill three (3) additional wells for Woodside and nine
(9) firm wells plus five (5) option wells for BHP Billiton Petroleum. These commitments must be completed prior to commencing the one (1) well contract for ENI and the one (1) year extension for Woodside.





     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                        Contact:  Jim Holland
                                                               (281) 749-7804


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